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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           National Auto Credit, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

Date of Report (Date of earliest event reported):  March 11, 1997
                                                 ----------------

         Delaware                                   1-11601                                 34-1816760
         --------                                   -------                                 ----------
(State or other jurisdiction                (Commission File Number)                    (IRS Employer
    of incorporation)                                                                   Identification No.)

    30000 Aurora Road, Solon, Ohio                               44139
    ------------------------------                               -----
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (216) 349-1000
                                                  ---------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         National Auto Credit, Inc. (the Company) has restated its fiscal 1994 through fiscal 1996 results of operations relating to overstated gains recognized in such prior periods on the disposal of retired rental vehicles. The impact on continuing and discontinued operations, net income and earnings per share is as follows (in thousands, except per share amounts):

                            Income (Loss)                                                  Income (Loss)
                        As Previously Reported                                             As Restated
                        ----------------------                                             -----------

                  Continuing  Discontinued Net Income                           Continuing Discontinued Net Income
                  ----------- ------------ ----------                           ---------- ------------ ----------
Fiscal 1994         $ 1,059      $17,179     $18,238                               $ 1,059 $14,736       $15,795
Fiscal 1995         $ 9,006      $13,397     $22,403                               $ 9,006 $ 9,548       $18,554
Fiscal 1996         $18,289      $(1,321)    $16,968                               $18,289 $(3,433)      $14,856


                        Earnings (Loss) Per Share                                     Earning (Loss) Per Share
                         As Previously Reported                                            As Restated
                         ----------------------                                            -----------

                  Continuing    Discontinued   Net Income                         Continuing Discontinued Net Income
                  -----------   ------------   ----------                         ---------- ------------ ----------
Fiscal 1994         $    .04      $   .61      $   .65                            $   .04   $   .52      $   .56
Fiscal 1995         $    .32      $   .47      $   .79                            $   .32   $   .33      $   .65
Fiscal 1996         $    .64      $  (.05)     $   .59                            $   .64   $  (.12)     $   .52

ITEM 7. EXHIBITS

         99 The Company's press release dated March 11, 1997, announcing fourth quarter and annual earnings for fiscal 1997 and accompanying financial statements and schedules.


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                                   SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           National Auto Credit, Inc.

Date: March 14, 1997       By:      /s/Robert J. Bronchetti
      --------------                -----------------------
                                    Robert J. Bronchetti
                                    President and Chief Executive
                                    Office and Director

                                    /s/Davida S. Howard
                                    ------------------------
                                    Davida S. Howard
                                    Vice-President-Finance and Controller
                                    (Principal Financial and Accounting
                                    Officer)